UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material under §240.14a-12

Wyndham Hotels & Resorts, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

On December 20, 2023, Wyndham Hotels & Resorts, Inc. posted the following messages via display advertising:

WYNDHAM
VACATION OWNERSHIP®

# No Room for a Wrong Choice.

**A standalone Wyndham is a better path.**

LEARN MORE

WYNDHAM
VACATION OWNERSHIP
Standalone Wyndham is the Right Choice.
Stay Wyndham.
LEARN MORE
Super 8

WYNDHAM
VACATION OWNERSHIP
Reject
Risk.
Stay
Wyndham.
LEARN MORE
ECHO SUITES

WYNDHAM
VACATION OWNERSHIP
Driving
Significant
Value.
LEARN MORE

On December 20, 2023, Wyndham Hotels & Resorts, Inc. posted the following messages via LinkedIn advertising: